Exhibit 10.26.12

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NUMBER ELEVEN TO

DELTA CONNECTION

AGREEMENT

This Amendment Number Eleven (this “Amendment”), dated as of May 15, 2018, to the Delta Connection Agreement dated and effective January 13, 2005 (as amended from time to time, the “Agreement”), is among Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), Republic Airline Inc. (as successor by merger to Shuttle America Corporation) ( “Operator”), 8909 Purdue Road, Indianapolis, Indiana 46268 and Republic Airways Holdings Inc. (“Republic”), 8909 Purdue Road, Indianapolis, Indiana 46268.

WHEREAS, Delta, Operator and Republic are parties to the Agreement; and

WHEREAS, pursuant to [***]; and

WHEREAS, the parties desire to [***] pursuant to the terms and conditions set forth in this Amendment; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta, Operator and Republic, intending to be legally bound, hereby agree as follows:

1.	Defined Terms. All terms capitalized used, but not defined, herein shall have the meaning ascribed to such terms in the Agreement.

2.	Addition of [***] ERJ-170 Aircraft.

A.

Pursuant to Sections 1(A) and 17 of the Agreement, the [***] Embraer ERJ-170 aircraft set forth on Exhibit A attached hereto and incorporated herein (the “[***] ERJ-170 Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment.

B.

(i) Operator shall make each [***] ERJ-170 Aircraft available for service within the Delta Connection Program no later than [***]. Each [***] ERJ-170 Aircraft shall be included as an Aircraft under, and subject to the terms and conditions of, the Agreement (as amended by this Amendment) as of its actual in-service date, which date shall be no earlier than [***].

(ii) In the event Operator has not [***] after [***]

(iii) Operator and Republic, jointly and severally, represent and warrant to Delta [***].

C.

Notwithstanding anything in the Agreement to the contrary, the term for which each [***] ERJ-170 Aircraft shall be included as an Aircraft under the Agreement shall commence on the respective actual in-service date of each [***] Aircraft and expire on [***]. Upon the conclusion of each such [***] Aircraft Term, the applicable [***] Aircraft shall be removed from Delta Connection service and the scope of the Agreement.

D.	Except as set forth in Section 2.E.(ii) of this Amendment, Operator shall [***], and Operator shall [***].

E.	(i) At all times during the respective [***] ERJ-170 Aircraft Terms, Operator shall operate the [***] ERJ-170 Aircraft [***].

(ii) Delta shall [***]. Operator and Delta shall [***]. [***]. Operator shall ensure all [***]. Notwithstanding the foregoing, if Operator is required to [***].

(iii) Operator shall [***].

F.	[***]

G.	[***]

H.	Operator shall provide Delta with [***]. For the avoidance of doubt Operator shall not be required to [***].

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	Cabin Components.

Upon the removal of any [***] ERJ-170 Aircraft from the scope of the Agreement, including the expiration of the respective term of such Aircraft, Operator shall [***].

8.	Miscellaneous.

A.

This Amendment, together with the exhibits attached hereto, constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.	The Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

(Signatures appear on following page)

IN WITNESS WHEREOF. the parties have executed this Amendment by their undersigned duly authorized representatives:

Republic Airways Holdings, Inc.	Delta Air Lines, Inc.

By: /s/ Paul Kinstedt	By: /s/ William Lentsch
Name: Paul Kinstedt	Name: William Lentsch
Title: Chief Operating Officer	Title: SVP Delta Connection

Republic Airline Inc.

By: /s/ Paul Kinstedt
Name: Paul Kinstedt
Title: Chief Operating Officer

EXHIBIT A

2018 ERJ-170 Aircraft

Aircraft	Scheduled In-Service Date	Removal Date
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit B

[***]